SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2002

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     Set forth below for Concurrent Computer Corporation are (1) the condensed consolidated balance sheets as of March 31, 2002 (unaudited) and June 30, 2001,
(2) the unaudited condensed consolidated statements of operations for the three and nine months ended March 31, 2002 and the three and nine months ended March 31, 2001, and (3) the unaudited segment data for the three and nine months ended March 31, 2002 and the three and nine months ended March 31, 2001.

                         CONCURRENT COMPUTER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                  MARCH 31,    JUNE 30,
                                                    2002         2001
                                                 -----------  ----------
                                                 (UNAUDITED)
ASSETS
   Cash and cash equivalents                     $   22,408   $   9,460
   Trade accounts receivable, net                    22,643      14,348
   Inventories                                        8,298       7,187
   Prepaid expenses and other current assets          1,222       1,058
                                                 -----------  ----------
      Total current assets                           54,571      32,053

   Property, plant and equipment, net                10,461      10,484
   Purchased developed computer software, net         1,441       1,583
   Goodwill, net                                     10,744      10,744
   Investment in minority owned company               7,000           -
   Note receivable from minority owned company        3,000           -
   Other long-term assets, net                        2,099       2,188
                                                 -----------  ----------

 Total assets                                    $   89,316   $  57,052
                                                 ===========  ==========

LIABILITIES
   Accounts payable and accrued expenses         $   14,575   $  13,929
   Deferred revenue                                   3,565       3,300
                                                 -----------  ----------
      Total current liabilities                      18,140      17,229

   Long-term deferred revenue                           778       1,193
   Other long-term liabilities                        5,269       5,347

STOCKHOLDERS' EQUITY
   Common stock                                         618         551
   Additional Paid-in Capital                       172,522     140,352
   Treasury stock                                       (58)        (58)
   Retained earnings (deficit)                     (103,410)   (102,760)
   Accumulated other comprehensive loss              (4,543)     (4,802)
                                                 -----------  ----------
      Total stockholders' equity                     65,129      33,283
                                                 -----------  ----------

Total liabilities and stockholders' equity       $   89,316   $  57,052
                                                 ===========  ==========

                                          CONCURRENT COMPUTER CORPORATION
                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                  THREE MONTHS ENDED          NINE MONTHS ENDED
                                                       MARCH 31,                  MARCH 31,
                                              --------------------------  --------------------------
                                                  2002          2001          2002          2001
                                               (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
                                              ------------  ------------  ------------  ------------
Revenues:
  Product sales
    Real-time systems                         $      5,647  $      6,028  $    15,845   $    17,477
    Video-on-demand systems                         14,576        10,349       30,514        17,618
                                              ------------  ------------  ------------  ------------
      Total product sales                           20,223        16,377       46,359        35,095
  Service and other                                  4,805         5,704       15,252        17,831
                                              ------------  ------------  ------------  ------------
      Total                                         25,028        22,081       61,611        52,926

Cost of sales:
  Real-time and video-on-demand systems              9,429         8,744       23,659        18,945
  Service and other                                  2,838         3,127        8,651         9,518
                                              ------------  ------------  ------------  ------------
      Total                                         12,267        11,871       32,310        28,463
                                              ------------  ------------  ------------  ------------

Gross margin                                        12,761        10,210       29,301        24,463

Operating expenses:
  Sales and marketing                                4,198         4,059       12,526        12,198
  Research and development                           3,861         2,925       10,977         8,374
  General and administrative                         2,341         2,551        6,439         8,793
                                              ------------  ------------  ------------  ------------
      Total operating expenses                      10,400         9,535       29,942        29,365
                                              ------------  ------------  ------------  ------------

Operating income (loss)                              2,361           675         (641)       (4,902)

Other income (loss)                                     93            46          441           (29)
                                              ------------  ------------  ------------  ------------
Income (loss) before income taxes                    2,454           721         (200)       (4,931)

Provision for income taxes                             150           150          450           450
                                              ------------  ------------  ------------  ------------

Net income (loss)                             $      2,304  $        571  $      (650)  $    (5,381)
                                              ============  ============  ============  ============

Basic net income (loss) per share             $       0.04  $       0.01  $     (0.01)  $     (0.10)
                                              ============  ============  ============  ============

Diluted net income (loss) per share           $       0.04  $       0.01  $     (0.01)  $     (0.10)
                                              ============  ============  ============  ============

Basic weighted average shares outstanding           61,560        55,021       60,712        54,558
                                              ============  ============  ============  ============

Diluted weighted average shares outstanding         64,767        57,125       60,712        54,558
                                              ============  ============  ============  ============

Note: If the provisions of SFAS 142 were applied to the quarter ending March 31, 2001, basic and diluted net income per share would have been $.02. If the provisions of SFAS 142 were applied to the nine months ending March 31, 2001, basic and diluted net loss per share would have been $.08.

                           CONCURRENT COMPUTER CORPORATION
                                    SEGMENT DATA
                                   (IN THOUSANDS)


                                    REAL-TIME DIVISION          XSTREME DIVISION
                                --------------------------  -------------------------
                                    THREE MONTHS ENDED         THREE MONTHS ENDED
                                --------------------------  -------------------------
                                  03/31/02      03/31/01      03/31/02     03/31/01
                                (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
                                ------------  ------------  ------------  -----------
Revenues:
  Product Sales                 $      5,647  $      6,028  $     14,576  $   10,349
  Service and other                    4,805         5,704             -           -
                                ------------  ------------  ------------  -----------
     Total                            10,452        11,732        14,576      10,349

Cost of sales:
  Systems                              2,054         3,392         7,375       5,352
  Service and other                    2,838         3,127             -           -
                                ------------  ------------  ------------  -----------
     Total                             4,892         6,519         7,375       5,352
                                ------------  ------------  ------------  -----------

Gross margin                           5,560         5,213         7,201       4,997

Operating expenses
  Sales and marketing                  1,734         1,943         2,464       2,116
  Research and development             1,409           880         2,452       2,045
  General and administrative           1,196         1,102         1,145       1,449
                                ------------  ------------  ------------  -----------
     Total operating expenses          4,339         3,925         6,061       5,610
                                ------------  ------------  ------------  -----------

Operating income (loss)         $      1,221  $      1,288  $      1,140  $     (613)
                                ============  ============  ============  ===========

                           CONCURRENT COMPUTER CORPORATION
                                    SEGMENT DATA
                                   (IN THOUSANDS)


                                     REAL-TIME DIVISION         XSTREME DIVISION
                                --------------------------  ------------------------
                                     NINE MONTHS ENDED          NINE MONTHS ENDED
                                --------------------------  ------------------------
                                  03/31/02      03/31/01      03/31/02     03/31/01
                                (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
                                ------------  ------------  ------------  ----------
Revenues:
  Product Sales                 $     15,845  $     17,477  $    30,514   $  17,618
  Service and other                   15,252        17,831            -           -
                                ------------  ------------  ------------  ----------
     Total                            31,097        35,308       30,514      17,618

Cost of sales:
  Systems                              6,682         9,284       16,977       9,661
  Service and other                    8,651         9,518            -           -
                                ------------  ------------  ------------  ----------
     Total                            15,333        18,802       16,977       9,661
                                ------------  ------------  ------------  ----------

Gross margin                          15,764        16,506       13,537       7,957

Operating expenses
  Sales and marketing                  5,169         5,810        7,357       6,388
  Research and development             3,913         2,553        7,064       5,821
  General and administrative           3,062         3,603        3,377       5,190
                                ------------  ------------  ------------  ----------
     Total operating expenses         12,144        11,966       17,798      17,399
                                ------------  ------------  ------------  ----------

Operating income (loss)         $      3,620  $      4,540  $    (4,261)  $  (9,442)
                                ============  ============  ============  ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 25, 2002.

                                    CONCURRENT COMPUTER CORPORATION



                                    By:  /s/  Steven R. Norton
                                       -----------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                          Officer and Secretary